Exhibit F, Schedule 3(c)

PGE Cash Management Transactions

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DATA_DATE                                 AMOUNT             Loan Balance                       Notes
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
                                                              $474,946.39 PGE owes SSHG after adjustments
Adjustments
2/28/2004  Subtract: Affiliated          59,062.37 non cash   $474,946.39 Services provided to SSHG by PGE for the month
           billing pd in Feb                                              of January - pd February
1/31/2004  Subtract: Affiliated          69,702.96 non cash   $534,008.76 Services provided to SSHG by PGE for the month
           billing pd in Jan                                              of December - pd January

3/8/2004   Lender : Salmon Springs       -6,161.80 ZBA DEBIT  $603,711.72 PGE owes SSHG before adjustments
           Hospitality Group
3/5/2004   Lender : PGE                     642.43 ZBA        $597,549.92
                                                   CREDIT
3/4/2004   Lender : PGE                   1,467.60 ZBA        $598,192.35
                                                   CREDIT
3/3/2004   Lender : Salmon Springs       -5,685.56 ZBA DEBIT  $599,659.95
           Hospitality Group
3/2/2004   Lender : Salmon Springs       -7,643.64 ZBA DEBIT  $593,974.39
           Hospitality Group
3/1/2004   Lender : PGE                     950.86 ZBA        $586,330.75
                                                   CREDIT
2/27/2004  Lender : Salmon Springs       -3,942.04 ZBA DEBIT  $587,281.61
           Hospitality Group
2/26/2004  Lender : Salmon Springs          -26.51 ZBA DEBIT  $583,339.57
           Hospitality Group
2/24/2004  Lender : Salmon Springs       -8,224.66 ZBA DEBIT  $583,313.06
           Hospitality Group
2/23/2004  Lender : Salmon Springs       -6,129.22 ZBA DEBIT  $575,088.40
           Hospitality Group
2/18/2004  Lender : Salmon Springs      -19,057.87 ZBA DEBIT  $568,959.18
           Hospitality Group
2/17/2004  Lender : Salmon Springs      -12,588.96 ZBA DEBIT  $549,901.31
           Hospitality Group
2/13/2004  Lender : Salmon Springs       -2,971.31 ZBA DEBIT  $537,312.35
           Hospitality Group
2/12/2004  Lender : PGE                   6,957.60 ZBA        $534,341.04
                                                   CREDIT
2/11/2004  Lender : Salmon Springs       -2,272.48 ZBA DEBIT  $541,298.64
           Hospitality Group
2/10/2004  Lender : PGE                   3,826.74 ZBA        $539,026.16
                                                   CREDIT
2/6/2004   Lender : Salmon Springs      -57,537.42 ZBA DEBIT  $542,852.90
           Hospitality Group
2/5/2004   Lender : PGE                      24.00 ZBA        $485,315.48
                                                   CREDIT
2/3/2004   Lender : Salmon Springs       -7,725.76 ZBA DEBIT  $485,339.48
           Hospitality Group
2/2/2004   Lender : PGE                      50.75 ZBA        $477,613.72
                                                   CREDIT
1/29/2004  Lender : Salmon Springs      -26,383.99 ZBA DEBIT  $477,664.47
           Hospitality Group
1/28/2004  Lender : Salmon Springs       -2,408.32 ZBA DEBIT  $451,280.48
           Hospitality Group
1/27/2004  Lender : PGE                   3,956.11 ZBA        $448,872.16
                                                   CREDIT
1/26/2004  Lender : PGE                   8,381.13 ZBA        $452,828.27
                                                   CREDIT
1/23/2004  Lender : Salmon Springs       -2,198.55 ZBA DEBIT  $461,209.40
           Hospitality Group
1/22/2004  Lender : PGE                   4,699.98 ZBA        $459,010.85
                                                   CREDIT
1/21/2004  Lender : Salmon Springs       -5,418.45 ZBA DEBIT  $463,710.83
           Hospitality Group
1/20/2004  Lender : Salmon Springs       -9,507.35 ZBA DEBIT  $458,292.38
           Hospitality Group
1/16/2004  Lender : Salmon Springs       -6,261.19 ZBA DEBIT  $448,785.03
           Hospitality Group
1/13/2004  Lender : Salmon Springs      -23,613.80 ZBA DEBIT  $442,523.84
           Hospitality Group
1/12/2004  Lender : PGE                  12,127.97 ZBA        $418,910.04
                                                   CREDIT
1/7/2004   Lender : PGE                     824.00 ZBA        $431,038.01
                                                   CREDIT
1/6/2004   Lender : PGE                   1,518.96 ZBA        $431,862.01
                                                   CREDIT
1/5/2004   Lender : Salmon Springs      -12,697.27 ZBA DEBIT  $433,380.97
           Hospitality Group
1/2/2004   Lender : PGE                   5,021.91 ZBA        $420,683.70
                                                   CREDIT
12/31/2003 Ending Balance PGE owes SSGH                       $425,705.61

                       Sum of transfers -178,006.11

                                  Check 603,711.72

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

Note: Above transactions between PGE and Salmon Springs Hospitality Group reflect activity for the period January 1, 2004 - March 8, 2004.

Transactions during the period March 9, 2004 - December 31, 2004 were included in Enron's Rule 24 filing pursuant to the Omnibus Order.